For period ending	January 31, 2015	Exhibit 77Q1
File number	811-8764	Exhibit 77O

FORM 10f-3

Rule 144A Securities

FUND: PACE Municipal Fixed Income Investments

Name of Adviser or Sub-Adviser: Standish Mellon Asset Management

1. Issuer: City of Chicago, 6/15/29

2.  Date of Purchase:  9/17/14                                                                3.  Date offering commenced: 9/17/14

4. Underwriter(s) from whom purchased: Merrill Lynch

5. “Affiliated Underwriter" managing or participating in syndicate:

BNY Mellon Capital Markets

6. Aggregate principal amount or number of shares purchased: 1,150,310.00

7. Aggregate principal amount or total number of shares of offering: 292,405,000.00

8. Purchase price (net of fees and expenses): $115.031

9. Initial public offering price: $115.031

10. Commission, spread or profit: _0.750________% $____________

11. Have the following conditions been satisfied?	YES	NO
a.The securities are sold in an offering exempt from registration under Section 4(2) of the Securities Act of 1933, Rule 144A or Regulation D.
b.The securities are sold to persons reasonably believed to be “qualified institutional buyers” (“QIBs”).
c.The securities are reasonably believed to be eligible for resale to other QIBs.
d.The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
	X_______ X_______ X_______ X_______	_______ _______ _______ _______
e.The securities were purchased at a price not more than the price paid by each other purchaser in the offering or any concurrent offering. f.The underwriting was a firm commitment underwriting.	YES X_______ X_______	NO _______
g.The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.	X_______	_______
h.The issuer of the securities and any predecessor has been in continuous operation for not less than three years.	X_______	_______
i.The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.
	X_______	_______
j.No Affiliated Underwriter benefited directly or indirectly from the purchase.	X_______	_______
Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, “Affiliated Underwriter” is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved:/s/ Patrick Hall                                                                                                Date:_10/1/2014____

Print Name:  Patrick Hall, Portfolio Compliance

For period ending	January 31, 2015	Exhibit 77Q1
File number	811-8764	Exhibit 77O

FORM 10f-3

Rule 144A Securities

FUND: PACE Intermediate Fixed Income Investments

Name of Adviser or Sub-Adviser: BlackRock Financial Management, Inc.

1. Issuer: Medtronic, Inc. (2020)

2.  Date of Purchase:  12/1/14                                                                3.  Date offering commenced: 12/1/14

4. Underwriter(s) from whom purchased: Merrill Lynch, Pierce, Fenner & Smith Inc.

5. “Affiliated Underwriter" managing or participating in syndicate:

UBS Securities LLC

6. Aggregate principal amount or number of shares purchased: $249,747.50*

*This number represents the principal amount of $250,000 times the offering price

7. Aggregate principal amount or total number of shares of offering: $2,497,475,000**

**This number represents the principal amount of $2,500,000,000 times the offering price

8. Purchase price (net of fees and expenses): $99.90

9. Initial public offering price: $99.90

10. Commission, spread or profit: _0.350________% $____________

11. Have the following conditions been satisfied?	YES	NO
a.The securities are sold in an offering exempt from registration under Section 4(2) of the Securities Act of 1933, Rule 144A or Regulation D.
b.The securities are sold to persons reasonably believed to be “qualified institutional buyers” (“QIBs”).
c.The securities are reasonably believed to be eligible for resale to other QIBs.
d.The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
	X_______ X_______ X_______ X_______	_______ _______ _______ _______
e.The securities were purchased at a price not more than the price paid by each other purchaser in the offering or any concurrent offering. f.The underwriting was a firm commitment underwriting.	YES X_______ X_______	NO _______
g.The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.	X_______	_______
h.The issuer of the securities and any predecessor has been in continuous operation for not less than three years.	X_______	_______
i.The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.
	X_______	_______
j.No Affiliated Underwriter benefited directly or indirectly from the purchase.	X_______	_______
Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, “Affiliated Underwriter” is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved:/s/ Patrick Hall                                                                                                Date:_12/1/2014____

Print Name:  Patrick Hall, Portfolio Compliance

For period ending	January 31, 2015	Exhibit 77Q1
File number	811-8764	Exhibit 77O

FORM 10f-3

Rule 144A Securities

FUND: PACE Intermediate Fixed Income Investments

Name of Adviser or Sub-Adviser: BlackRock Financial Management, Inc.

1. Issuer: Medtronic, Inc. (2025)

2.  Date of Purchase:  12/1/2014                                                                3.  Date offering commenced: 12/1/2014

4. Underwriter(s) from whom purchased: Merrill Lynch, Pierce, Fanner & Smith Inc.

5. “Affiliated Underwriter" managing or participating in syndicate:

UBS Securities LLC

6. Aggregate principal amount or number of shares purchased: $366,455.40*

*This number represents the principal amount of $370,000 times the offering price

7. Aggregate principal amount or total number of shares of offering: $3,961,680,000

**This number represents the principal amount of $4,000,000,000 times the offering price

8. Purchase price (net of fees and expenses): $99.04

9. Initial public offering price: $99.04

10. Commission, spread or profit: _0.450________% $____________

11. Have the following conditions been satisfied?	YES	NO
a.The securities are sold in an offering exempt from registration under Section 4(2) of the Securities Act of 1933, Rule 144A or Regulation D.
b.The securities are sold to persons reasonably believed to be “qualified institutional buyers” (“QIBs”).
c.The securities are reasonably believed to be eligible for resale to other QIBs.
d.The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
	X_______ X_______ X_______ X_______	_______ _______ _______ _______
e.The securities were purchased at a price not more than the price paid by each other purchaser in the offering or any concurrent offering. f.The underwriting was a firm commitment underwriting.	YES X_______ X_______	NO _______
g.The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.	X_______	_______
h.The issuer of the securities and any predecessor has been in continuous operation for not less than three years.	X_______	_______
i.The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.
	X_______	_______
j.No Affiliated Underwriter benefited directly or indirectly from the purchase.	X_______	_______
Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, “Affiliated Underwriter” is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved:/s/ Patrick Hall                                                                                                Date:_12/1/2014____

Print Name:  Patrick Hall, Portfolio Compliance

For period ending	January 31, 2015	Exhibit 77Q1
File number	811-8764	Exhibit 77O

FORM 10f-3
Registered Domestic Securities and Government Securities

FUND: PACE Intermediate Fixed Income Investments

Name of Adviser or Sub-Adviser: BlackRock Financial Management, Inc.

1. Issuer: Anadarko Petroleum Corporation (2024)

2.  Date of Purchase:  7/1/2014                                                                3.  Date offering commenced:_7/1/2014

4. Underwriter(s) from whom purchased: Deutsche Bank Securities Inc.

5. “Affiliated Underwriter" managing or participating in syndicate:

__UBS Securities LLC_____________

6. Aggregate principal amount or number of shares purchased: $164,721.15*

*This number represents the principal amount of $165,000 times the offering price

7. Aggregate principal amount or total number of shares of offering: $623,943,750.00**

**This number represents the principal amount of $625,000,000,000 times the offering price

8. Purchase price (net of fees and expenses): $99.831

9. Initial public offering price: $99.831

10. Commission, spread or profit: 0.650%

11. Have the following conditions been satisfied?	YES	NO
a.The securities are part of an issue registered under the Securities Act of 1933 that is being offered to the public, or is part of an issue of government securities (as defined in section 2(a)(16) of the 1940 Act).
b.The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
c.The securities purchased at a price not more then the price paid by each other purchaser in the offering.
d.The underwriting was a firm commitment underwriting.
	X_______ X_______ X_______ X_______	_______ _______ _______ _______
e.The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.
f.The issuer of the securities and any predecessor has been in continuous operation for not less than three years.
	X_______ X_______	_______ _______
g.The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.
	X_______	_______
h.No Affiliated Underwriter benefited directly or indirectly from the purchase.	X_______	_______

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, “Affiliated Underwriter” is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved:/s/ John Hwang                                           __________________________                                                      Date: 7/16/2014

Print Name: John Hwang

For period ending	January 31, 2015	Exhibit 77Q1
File number	811-8764	Exhibit 77O

FORM 10f-3
Registered Domestic Securities and Government Securities

FUND: PACE Select Advisors Trust: Pace Small/Medium Co Growth Equity Investments

Name of Adviser or Sub-Adviser: Lee Munder Capital Group, LLC

1. Issuer: Envision Healthcare Holdings, Inc.

2.  Date of Purchase:  7/10/2014                                                                3.  Date offering commenced:_7/10/2014

4. Underwriter(s) from whom purchased: Goldman Sachs.

5. “Affiliated Underwriter" managing or participating in syndicate:

__UBS Securities LLC (passive book runner)____________

6. Aggregate principal amount or number of shares purchased: 18,844

7. Aggregate principal amount or total number of shares of offering: 27,500,000

8. Purchase price (net of fees and expenses): $33.337

9. Initial public offering price: $34

10. Commission, spread or profit: 1.95____% $ 0.663

11. Have the following conditions been satisfied?	YES	NO
a.The securities are part of an issue registered under the Securities Act of 1933 that is being offered to the public, or is part of an issue of government securities (as defined in section 2(a)(16) of the 1940 Act).
b.The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
c.The securities purchased at a price not more then the price paid by each other purchaser in the offering.
d.The underwriting was a firm commitment underwriting.
	X_______ X_______ X_______ X_______	_______ _______ _______ _______
e.The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.
f.The issuer of the securities and any predecessor has been in continuous operation for not less than three years.
	X_______ X_______	_______ _______
g.The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.
	X_______	_______
h.No Affiliated Underwriter benefited directly or indirectly from the purchase.	X_______	_______

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, “Affiliated Underwriter” is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved:/s/ Cynthia McCullough                                                                __________________________                                                      Date: 7/23/2014

Print Name: Cynthia McCullough, Portfolio Compliance

For period ending	January 31, 2015	Exhibit 77Q1
File number	811-8764	Exhibit 77O

FORM 10f-3
Registered Domestic Securities and Government Securities

FUND: PACE Intermediate Fixed Income Investments

Name of Adviser or Sub-Adviser: BlackRock Financial Management, Inc.

1. Issuer: Comcast Corporation (2034)

2.  Date of Purchase:  8/5/2014                                                                3.  Date offering commenced:_8/5/2014

4. Underwriter(s) from whom purchased: J.P. Morgan Securities Inc.

5. “Affiliated Underwriter" managing or participating in syndicate:

__PNC Capital Markets LLC and UBS Securities LLC_____________

6. Aggregate principal amount or number of shares purchased: $328,759.20*

*This number represents the principal amount of $330,000 times the offering price

7. Aggregate principal amount or total number of shares of offering: $996,240,000**

**This number represents the principal amount of $1,000,000,000 times the offering price

8. Purchase price (net of fees and expenses): $99.624

9. Initial public offering price: $99.624

10. Commission, spread or profit: 0.650%

11. Have the following conditions been satisfied?	YES	NO
a.The securities are part of an issue registered under the Securities Act of 1933 that is being offered to the public, or is part of an issue of government securities (as defined in section 2(a)(16) of the 1940 Act).
b.The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
c.The securities purchased at a price not more then the price paid by each other purchaser in the offering.
d.The underwriting was a firm commitment underwriting.
	X_______ X_______ X_______ X_______	_______ _______ _______ _______
e.The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.
f.The issuer of the securities and any predecessor has been in continuous operation for not less than three years.
	X_______ X_______	_______ _______
g.The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.
	X_______	_______
h.No Affiliated Underwriter benefited directly or indirectly from the purchase.	X_______	_______

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, “Affiliated Underwriter” is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved:/s/ Joseph F. Tower, III                                                                __________________________                                                      Date: 9/16/2014

Print Name: Joseph F. Tower, III – Chief Compliance Officer

For period ending	January 31, 2015	Exhibit 77Q1
File number	811-8764	Exhibit 77O

FORM 10f-3
Registered Domestic Securities and Government Securities

FUND: PACE Intermediate Fixed Income Investments

Name of Adviser or Sub-Adviser: BlackRock Financial Management, Inc.

1. Issuer: Kinder Morgan Energy Partners, L.P. (2024)

2.  Date of Purchase:  9/8/2014                                                                3.  Date offering commenced:_9/8/2014

4. Underwriter(s) from whom purchased: Citigroup Global Markets Inc.

5. “Affiliated Underwriter" managing or participating in syndicate:

__UBS Securities LLC_____________

6. Aggregate principal amount or number of shares purchased: $179,697.60*

*This number represents the principal amount of $180,000 times the offering price

7. Aggregate principal amount or total number of shares of offering: $648,908,000**

**This number represents the principal amount of $650,000,000 times the offering price

8. Purchase price (net of fees and expenses): $99.832

9. Initial public offering price: $99.832

10. Commission, spread or profit: 0.450%

11. Have the following conditions been satisfied?	YES	NO
a.The securities are part of an issue registered under the Securities Act of 1933 that is being offered to the public, or is part of an issue of government securities (as defined in section 2(a)(16) of the 1940 Act).
b.The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
c.The securities purchased at a price not more then the price paid by each other purchaser in the offering.
d.The underwriting was a firm commitment underwriting.
	X_______ X_______ X_______ X_______	_______ _______ _______ _______
e.The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.
f.The issuer of the securities and any predecessor has been in continuous operation for not less than three years.
	X_______ X_______	_______ _______
g.The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.
	X_______	_______
h.No Affiliated Underwriter benefited directly or indirectly from the purchase.	X_______	_______

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, “Affiliated Underwriter” is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved:/s/ Patrick Hall                                           __________________________                                                      Date: 9/3/2014

Print Name: Patrick Hall, Portfolio Compliance

For period ending	January 31, 2015	Exhibit 77Q1
File number	811-8764	Exhibit 77O

FORM 10f-3
Registered Domestic Securities and Government Securities

FUND: PACE Intermediate Fixed Income Investments

Name of Adviser or Sub-Adviser: BlackRock Financial Management, Inc.

1. Issuer: CCOH Safari, LLC (2024)

2.  Date of Purchase:  10/29/2014                                                                3.  Date offering commenced:_10/29/2014

4. Underwriter(s) from whom purchased: Goldman Sachs & Co.

5. “Affiliated Underwriter" managing or participating in syndicate:

__UBS Securities LLC_____________

6. Aggregate principal amount or number of shares purchased: $405,000*

*This number represents the principal amount of $405,000 times the offering price

7. Aggregate principal amount or total number of shares of offering: $2,000,000,000**

**This number represents the principal amount of $2,000,000,000 times the offering price

8. Purchase price (net of fees and expenses): $100.00

9. Initial public offering price: $100.00

10. Commission, spread or profit: 1.125%

11. Have the following conditions been satisfied?	YES	NO
a.The securities are part of an issue registered under the Securities Act of 1933 that is being offered to the public, or is part of an issue of government securities (as defined in section 2(a)(16) of the 1940 Act).
b.The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
c.The securities purchased at a price not more then the price paid by each other purchaser in the offering.
d.The underwriting was a firm commitment underwriting.
	X_______ X_______ X_______ X_______	_______ _______ _______ _______
e.The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.
f.The issuer of the securities and any predecessor has been in continuous operation for not less than three years.
	X_______ X_______	_______ _______
g.The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.
	X_______	_______
h.No Affiliated Underwriter benefited directly or indirectly from the purchase.	X_______	_______

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, “Affiliated Underwriter” is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved:/s/ Patrick Hall                                           __________________________                                                      Date:  11/4/2014

Print Name: Patrick Hall, Portfolio Compliance

For period ending	January 31, 2015	Exhibit 77Q1
File number	811-8764	Exhibit 77O

FORM 10f-3
Registered Domestic Securities and Government Securities

FUND: PACE Intermediate Fixed Income Investments

Name of Adviser or Sub-Adviser: BlackRock Financial Management, Inc.

1. Issuer: Citigroup Inc. (Preferred)

2.  Date of Purchase:  10/22/2014                                                                3.  Date offering commenced:_10/22/2014

4. Underwriter(s) from whom purchased: Citigroup Global Markets Inc.

5. “Affiliated Underwriter" managing or participating in syndicate:

__UBS Securities LLC_____________

6. Aggregate principal amount or number of shares purchased: $755,000*

*This number represents the principal amount of $755,000 times the offering price

7. Aggregate principal amount or total number of shares of offering: $1,500,000,000**

**This number represents the principal amount of $1,500,000,000 times the offering price

8. Purchase price (net of fees and expenses): $100.00

9. Initial public offering price: $100.00

10. Commission, spread or profit: 1.500%%

11. Have the following conditions been satisfied?	YES	NO
a.The securities are part of an issue registered under the Securities Act of 1933 that is being offered to the public, or is part of an issue of government securities (as defined in section 2(a)(16) of the 1940 Act).
b.The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
c.The securities purchased at a price not more then the price paid by each other purchaser in the offering.
d.The underwriting was a firm commitment underwriting.
	X_______ X_______ X_______ X_______	_______ _______ _______ _______
e.The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.
f.The issuer of the securities and any predecessor has been in continuous operation for not less than three years.
	X_______ X_______	_______ _______
g.The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.
	X_______	_______
h.No Affiliated Underwriter benefited directly or indirectly from the purchase.	X_______	_______

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, “Affiliated Underwriter” is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved:/s/ Patrick Hall                                           __________________________                                                      Date:  11/4/2014

Print Name: Patrick Hall, Portfolio Compliance

For period ending	January 31, 2015	Exhibit 77Q1
File number	811-8764	Exhibit 77O

FORM 10f-3
Registered Domestic Securities and Government Securities

FUND: PACE Global Real Estate Securities Investments

Name of Adviser or Sub-Adviser: Brookfield Investment Management Inc.

1. Issuer: Paramount Group Inc.

2.  Date of Purchase:  11/18/2014                                                                3.  Date offering commenced:_11/18/2014

4. Underwriter(s) from whom purchased: Merrill Lynch.

5. “Affiliated Underwriter" managing or participating in syndicate:

__UBS Securities LLC_____________

6. Aggregate principal amount or number of shares purchased: 18,400

7. Aggregate principal amount or total number of shares of offering: 131,000,000

8. Purchase price (net of fees and expenses): $17.50

9. Initial public offering price: $17.50

10. Commission, spread or profit: ______% $.7875/Share

11. Have the following conditions been satisfied?	YES	NO
a.The securities are part of an issue registered under the Securities Act of 1933 that is being offered to the public, or is part of an issue of government securities (as defined in section 2(a)(16) of the 1940 Act).
b.The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
c.The securities purchased at a price not more then the price paid by each other purchaser in the offering.
d.The underwriting was a firm commitment underwriting.
	X_______ X_______ X_______ X_______	_______ _______ _______ _______
e.The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.
f.The issuer of the securities and any predecessor has been in continuous operation for not less than three years.
	X_______ X_______	_______ _______
g.The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.
	X_______	_______
h.No Affiliated Underwriter benefited directly or indirectly from the purchase.	X_______	_______

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, “Affiliated Underwriter” is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved:/s/ Seth Gelman                                           __________________________                                                      Date: 12/10/2014

Print Name: Seth Gelman

For period ending	January 31, 2015	Exhibit 77Q1
File number	811-8764	Exhibit 77O

FORM 10f-3
Registered Domestic Securities and Government Securities

FUND: PACE Small/Medium Co Value Equity Investments

Name of Adviser or Sub-Adviser: Metropolitan West Capital Management, LLC

1. Issuer: Essent Group Ltd.(ESNT)

2.  Date of Purchase:  11/20/2014                                                                3.  Date offering commenced:_11/20/2014

4. Underwriter(s) from whom purchased: JP Morgan

5. “Affiliated Underwriter" managing or participating in syndicate:

__Wells Fargo Securities_____________

6. Aggregate principal amount or number of shares purchased: 83,288 shares

7. Aggregate principal amount or total number of shares of offering: 307,050,000 shares

8. Purchase price (net of fees and expenses): $22.25/share

9. Initial public offering price: $22.25/share

10. Commission, spread or profit: 4.50____% $1.00___

11. Have the following conditions been satisfied?	YES	NO
a.The securities are part of an issue registered under the Securities Act of 1933 that is being offered to the public, or is part of an issue of government securities (as defined in section 2(a)(16) of the 1940 Act).
b.The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
c.The securities purchased at a price not more then the price paid by each other purchaser in the offering.
d.The underwriting was a firm commitment underwriting.
	X_______ X_______ X_______ X_______	_______ _______ _______ _______
e.The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.
f.The issuer of the securities and any predecessor has been in continuous operation for not less than three years.
	X_______ X_______	_______ _______
g.The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.
	X_______	_______
h.No Affiliated Underwriter benefited directly or indirectly from the purchase.	X_______	_______

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, “Affiliated Underwriter” is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved:/s/ Brian Tatro                                           __________________________                                                      Date: 12/17/2014

Print Name: Brian Tatro

For period ending	January 31, 2015	Exhibit 77Q1
File number	811-8764	Exhibit 77O

FORM 10f-3
Registered Domestic Securities and Government Securities

FUND: PACE Intermediate Fixed Income Investments

Name of Adviser or Sub-Adviser: BlackRock Financial Management, Inc.

1. Issuer: Barclays PLC (2019)

2.  Date of Purchase: 11/3/2014                                                                3.  Date offering commenced:_11/3/2014

4. Underwriter(s) from whom purchased: Barclays Capital Inc.

5. “Affiliated Underwriter" managing or participating in syndicate:

_PNC Capital Markets LLC_____________

6. Aggregate principal amount or number of shares purchased: $577,958.40*

*This number represents the principal amount of $580,000 times the offering price

7. Aggregate principal amount or total number of shares of offering: _$1,992,960,000**

**This number represents the principal amount of $2,000,000,000 times the offering price

8. Purchase price (net of fees and expenses): $99.65

9. Initial public offering price: $99.65

10. Commission, spread or profit: 0.325%

11. Have the following conditions been satisfied?	YES	NO
a.The securities are part of an issue registered under the Securities Act of 1933 that is being offered to the public, or is part of an issue of government securities (as defined in section 2(a)(16) of the 1940 Act).
b.The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
c.The securities purchased at a price not more then the price paid by each other purchaser in the offering.
d.The underwriting was a firm commitment underwriting.
	X_______ X_______ X_______ X_______	_______ _______ _______ _______
e.The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.
f.The issuer of the securities and any predecessor has been in continuous operation for not less than three years.
	X_______ X_______	_______ _______
g.The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.
	X_______	_______
h.No Affiliated Underwriter benefited directly or indirectly from the purchase.	X_______	_______

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, “Affiliated Underwriter” is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved:/s/ Patrick Hall                                           __________________________                                                      Date: 12/1/2014

Print Name: Patrick Hall, Portfolio Compliance

For period ending	January 31, 2015	Exhibit 77Q1
File number	811-8764	Exhibit 77O

FORM 10f-3
Registered Domestic Securities and Government Securities

FUND: PACE Intermediate Fixed Income Investments

Name of Adviser or Sub-Adviser: BlackRock Financial Management, Inc.

1. Issuer: Eastman Chemical Company (2020)

2.  Date of Purchase:  11/10/2014                                                                3.  Date offering commenced:_11/10/2014

4. Underwriter(s) from whom purchased: Citigroup Global Markets Inc.

5. “Affiliated Underwriter" managing or participating in syndicate:

__PNC Capital Markets LLC_____________

6. Aggregate principal amount or number of shares purchased: $419,122.20*

*This number represents the principal amount of $420,000 times the offering price

7. Aggregate principal amount or total number of shares of offering: $798,328,000**

**This number represents the principal amount of $800,000,000 times the offering price

8. Purchase price (net of fees and expenses): $99.79

9. Initial public offering price: $99.79

10. Commission, spread or profit: 0.600%

11. Have the following conditions been satisfied?	YES	NO
a.The securities are part of an issue registered under the Securities Act of 1933 that is being offered to the public, or is part of an issue of government securities (as defined in section 2(a)(16) of the 1940 Act).
b.The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
c.The securities purchased at a price not more then the price paid by each other purchaser in the offering.
d.The underwriting was a firm commitment underwriting.
	X_______ X_______ X_______ X_______	_______ _______ _______ _______
e.The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.
f.The issuer of the securities and any predecessor has been in continuous operation for not less than three years.
	X_______ X_______	_______ _______
g.The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.
	X_______	_______
h.No Affiliated Underwriter benefited directly or indirectly from the purchase.	X_______	_______

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, “Affiliated Underwriter” is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved:/s/ Patrick Hall                                           __________________________                                                      Date: 12/1/2014

Print Name: Patrick Hall, Portfolio Compliance

For period ending	January 31, 2015	Exhibit 77Q1
File number	811-8764	Exhibit 77O

FORM 10f-3
Registered Domestic Securities and Government Securities

FUND: PACE Intermediate Fixed Income Investments

Name of Adviser or Sub-Adviser: BlackRock Financial Management, Inc.

1. Issuer: Eastman Chemical Company (2020)

2.  Date of Purchase:  11/10/2014                                                                3.  Date offering commenced:_11/10/2014

4. Underwriter(s) from whom purchased: J.P. Morgan Securities LLC

5. “Affiliated Underwriter" managing or participating in syndicate:

__PNC Capital Markets LLC_____________

6. Aggregate principal amount or number of shares purchased: $253,740.30*

*This number represents the principal amount of $255,000 times the offering price

7. Aggregate principal amount or total number of shares of offering: _$796,048,000**

**This number represents the principal amount of $800,000,000 times the offering price

8. Purchase price (net of fees and expenses): $99.51

9. Initial public offering price: $99.51

10. Commission, spread or profit: 0.650%

11. Have the following conditions been satisfied?	YES	NO
a.The securities are part of an issue registered under the Securities Act of 1933 that is being offered to the public, or is part of an issue of government securities (as defined in section 2(a)(16) of the 1940 Act).
b.The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
c.The securities purchased at a price not more then the price paid by each other purchaser in the offering.
d.The underwriting was a firm commitment underwriting.
	X_______ X_______ X_______ X_______	_______ _______ _______ _______
e.The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.
f.The issuer of the securities and any predecessor has been in continuous operation for not less than three years.
	X_______ X_______	_______ _______
g.The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.
	X_______	_______
h.No Affiliated Underwriter benefited directly or indirectly from the purchase.	X_______	_______

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, “Affiliated Underwriter” is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved:/s/ Patrick Hall                                           __________________________                                                      Date: 12/1/2014

Print Name: Patrick Hall, Portfolio Compliance

For period ending	January 31, 2015	Exhibit 77Q1
File number	811-8764	Exhibit 77O

FORM 10f-3
Registered Domestic Securities and Government Securities

FUND: PACE Intermediate Fixed Income Investments

Name of Adviser or Sub-Adviser: BlackRock Financial Management, Inc.

1. Issuer: Freeport McMoRan Inc. (2021)

2.  Date of Purchase:  11/10/2014                                                                3.  Date offering commenced:_11/10/2014

4. Underwriter(s) from whom purchased: Merrill Lynch, Pierce, Fenner & Smith Inc.

5. “Affiliated Underwriter" managing or participating in syndicate:

_UBS Securities LLC_____________

6. Aggregate principal amount or number of shares purchased: $318,780.80*

*This number represents the principal amount of $320,000 times the offering price

7. Aggregate principal amount or total number of shares of offering: $597,714,000**

**This number represents the principal amount of $600,000,000 times the offering price

8. Purchase price (net of fees and expenses): $99.62

9. Initial public offering price: $99.62

10. Commission, spread or profit: 0.625%

11. Have the following conditions been satisfied?	YES	NO
a.The securities are part of an issue registered under the Securities Act of 1933 that is being offered to the public, or is part of an issue of government securities (as defined in section 2(a)(16) of the 1940 Act).
b.The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
c.The securities purchased at a price not more then the price paid by each other purchaser in the offering.
d.The underwriting was a firm commitment underwriting.
	X_______ X_______ X_______ X_______	_______ _______ _______ _______
e.The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.
f.The issuer of the securities and any predecessor has been in continuous operation for not less than three years.
	X_______ X_______	_______ _______
g.The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.
	X_______	_______
h.No Affiliated Underwriter benefited directly or indirectly from the purchase.	X_______	_______

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, “Affiliated Underwriter” is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved:/s/ Patrick Hall                                           __________________________                                                      Date: 12/1/2014

Print Name: Patrick Hall, Portfolio Compliance

For period ending	January 31, 2015	Exhibit 77Q1
File number	811-8764	Exhibit 77O

FORM 10f-3
Registered Domestic Securities and Government Securities

FUND: PACE Intermediate Fixed Income Investments

Name of Adviser or Sub-Adviser: BlackRock Financial Management, Inc.

1. Issuer: Freeport-McMoRan Inc. (2024)

2.  Date of Purchase:  11/10/2014                                                                3.  Date offering commenced:_11/10/2014

4. Underwriter(s) from whom purchased: J.P, Morgan Securities LLC

5. “Affiliated Underwriter" managing or participating in syndicate:

__UBS Securities LLC_____________

6. Aggregate principal amount or number of shares purchased: $249,762.50*

*This number represents the principal amount of $250,000 times the offering price

7. Aggregate principal amount or total number of shares of offering: $849,192,500**

**This number represents the principal amount of $850,000,000 times the offering price

8. Purchase price (net of fees and expenses): $99.91

9. Initial public offering price: $99.91

10. Commission, spread or profit: 0.650%

11. Have the following conditions been satisfied?	YES	NO
a.The securities are part of an issue registered under the Securities Act of 1933 that is being offered to the public, or is part of an issue of government securities (as defined in section 2(a)(16) of the 1940 Act).
b.The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
c.The securities purchased at a price not more then the price paid by each other purchaser in the offering.
d.The underwriting was a firm commitment underwriting.
	X_______ X_______ X_______ X_______	_______ _______ _______ _______
e.The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.
f.The issuer of the securities and any predecessor has been in continuous operation for not less than three years.
	X_______ X_______	_______ _______
g.The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.
	X_______	_______
h.No Affiliated Underwriter benefited directly or indirectly from the purchase.	X_______	_______

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, “Affiliated Underwriter” is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved:/s/ Patrick Hall                                           __________________________                                                      Date: 12/1/2014

Print Name: Patrick Hall, Portfolio Compliance

For period ending	January 31, 2015	Exhibit 77Q1
File number	811-8764	Exhibit 77O

FORM 10f-3
Registered Domestic Securities and Government Securities

FUND: PACE Intermediate Fixed Income Investments

Name of Adviser or Sub-Adviser: BlackRock Financial Management, Inc.

1. Issuer: Kinder Morgan Inc. (2025)

2.  Date of Purchase:  11/24/2014                                                                3.  Date offering commenced:_11/24/2014

4. Underwriter(s) from whom purchased: Barclays Capital Inc.

5. “Affiliated Underwriter" managing or participating in syndicate:

__UBS Securities LLC_____________

6. Aggregate principal amount or number of shares purchased: $219,115.60*

*This number represents the principal amount of $220,000 times the offering price

7. Aggregate principal amount or total number of shares of offering: $1,493,970,000**

**This number represents the principal amount of $1,500,000,000 times the offering price

8. Purchase price (net of fees and expenses): $99.60

9. Initial public offering price: $99.60

10. Commission, spread or profit: 0.450%

11. Have the following conditions been satisfied?	YES	NO
a.The securities are part of an issue registered under the Securities Act of 1933 that is being offered to the public, or is part of an issue of government securities (as defined in section 2(a)(16) of the 1940 Act).
b.The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
c.The securities purchased at a price not more then the price paid by each other purchaser in the offering.
d.The underwriting was a firm commitment underwriting.
	X_______ X_______ X_______ X_______	_______ _______ _______ _______
e.The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.
f.The issuer of the securities and any predecessor has been in continuous operation for not less than three years.
	X_______ X_______	_______ _______
g.The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.
	X_______	_______
h.No Affiliated Underwriter benefited directly or indirectly from the purchase.	X_______	_______

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, “Affiliated Underwriter” is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved:/s/ Patrick Hall                                           __________________________                                                      Date: 12/1/2014

Print Name: Patrick Hall, Portfolio Compliance

For period ending	January 31, 2015	Exhibit 77Q1
File number	811-8764	Exhibit 77O

FORM 10f-3
Registered Domestic Securities and Government Securities

FUND: PACE Intermediate Fixed Income Investments

Name of Adviser or Sub-Adviser: BlackRock Financial Management, Inc.

1. Issuer: Kinder Morgan Inc. (2019)

2.  Date of Purchase:  11/24/2014                                                                3.  Date offering commenced:_11/24/2014

4. Underwriter(s) from whom purchased: Barclays Capital Inc.

5. “Affiliated Underwriter" managing or participating in syndicate:

__UBS Securities LLC_____________

6. Aggregate principal amount or number of shares purchased: $254,482.35*

*This number represents the principal amount of $255,000 times the offering price

7. Aggregate principal amount or total number of shares of offering: _$1,496,850,000**

**This number represents the principal amount of $1,500,000,000 times the offering price

8. Purchase price (net of fees and expenses): $99.80

9. Initial public offering price: $99.80

10. Commission, spread or profit: 0.350%

11. Have the following conditions been satisfied?	YES	NO
a.The securities are part of an issue registered under the Securities Act of 1933 that is being offered to the public, or is part of an issue of government securities (as defined in section 2(a)(16) of the 1940 Act).
b.The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
c.The securities purchased at a price not more then the price paid by each other purchaser in the offering.
d.The underwriting was a firm commitment underwriting.
	X_______ X_______ X_______ X_______	_______ _______ _______ _______
e.The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.
f.The issuer of the securities and any predecessor has been in continuous operation for not less than three years.
	X_______ X_______	_______ _______
g.The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.
	X_______	_______
h.No Affiliated Underwriter benefited directly or indirectly from the purchase.	X_______	_______

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, “Affiliated Underwriter” is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved:/s/ Patrick Hall                                           __________________________                                                      Date: 12/1/2014

Print Name: Patrick Hall, Portfolio Compliance

For period ending	January 31, 2015	Exhibit 77Q1
File number	811-8764	Exhibit 77O

FORM 10f-3
Registered Domestic Securities and Government Securities

FUND: PACE Intermediate Fixed Income Investments

Name of Adviser or Sub-Adviser: BlackRock Financial Management, Inc.

1. Issuer: DIRECTV Holdings LLC and DIRECTV Financing Co., Inc. (2025)

2.  Date of Purchase:  12/2/2014                                                                3.  Date offering commenced:_12/2/2014

4. Underwriter(s) from whom purchased: J.P. Morgan Securities LLC

5. “Affiliated Underwriter" managing or participating in syndicate:

__UBS Securities LLC_____________

6. Aggregate principal amount or number of shares purchased: $69,519.10*

*This number represents the principal amount of $70,000 times the offering price

7. Aggregate principal amount or total number of shares of offering: $1,191,756,000**

**This number represents the principal amount of $1,200,000,000 times the offering price

8. Purchase price (net of fees and expenses): $99.31

9. Initial public offering price: $99.31

10. Commission, spread or profit: 0.450%

11. Have the following conditions been satisfied?	YES	NO
a.The securities are part of an issue registered under the Securities Act of 1933 that is being offered to the public, or is part of an issue of government securities (as defined in section 2(a)(16) of the 1940 Act).
b.The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
c.The securities purchased at a price not more then the price paid by each other purchaser in the offering.
d.The underwriting was a firm commitment underwriting.
	X_______ X_______ X_______ X_______	_______ _______ _______ _______
e.The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.
f.The issuer of the securities and any predecessor has been in continuous operation for not less than three years.
	X_______ X_______	_______ _______
g.The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.
	X_______	_______
h.No Affiliated Underwriter benefited directly or indirectly from the purchase.	X_______	_______

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, “Affiliated Underwriter” is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved:/s/ Patrick Hall                                           __________________________                                                      Date: 12/1/2014

Print Name: Patrick Hall, Portfolio Compliance

For period ending	January 31, 2015	Exhibit 77Q1
File number	811-8764	Exhibit 77O

FORM 10f-3
Registered Domestic Securities and Government Securities

FUND: PACE Intermediate Fixed Income Investments

Name of Adviser or Sub-Adviser: BlackRock Financial Management, Inc.

1. Issuer: Plains All American Pipeline, L.P. and PAA Finance Corp. (2019)

2.  Date of Purchase:  12/2/2014                                                                3.  Date offering commenced:_12/2/2014

4. Underwriter(s) from whom purchased: Barclays Capital Inc.

5. “Affiliated Underwriter" managing or participating in syndicate:

__PNC Capital Markets LLC_____________

6. Aggregate principal amount or number of shares purchased: $369,308.10*

*This number represents the principal amount of $370,000 times the offering price

7. Aggregate principal amount or total number of shares of offering: _$499,065,000**

**This number represents the principal amount of $500,000,000 times the offering price

8. Purchase price (net of fees and expenses): $99.81

9. Initial public offering price: $99.81

10. Commission, spread or profit: 0.600%

11. Have the following conditions been satisfied?	YES	NO
a.The securities are part of an issue registered under the Securities Act of 1933 that is being offered to the public, or is part of an issue of government securities (as defined in section 2(a)(16) of the 1940 Act).
b.The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
c.The securities purchased at a price not more then the price paid by each other purchaser in the offering.
d.The underwriting was a firm commitment underwriting.
	X_______ X_______ X_______ X_______	_______ _______ _______ _______
e.The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.
f.The issuer of the securities and any predecessor has been in continuous operation for not less than three years.
	X_______ X_______	_______ _______
g.The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.
	X_______	_______
h.No Affiliated Underwriter benefited directly or indirectly from the purchase.	X_______	_______

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, “Affiliated Underwriter” is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved:/s/ Patrick Hall                                           __________________________                                                      Date: 12/1/2014

Print Name: Patrick Hall, Portfolio Compliance

For period ending	January 31, 2015	Exhibit 77Q1
File number	811-8764	Exhibit 77O

FORM 10f-3
Registered Domestic Securities and Government Securities

FUND: PACE Intermediate Fixed Income Investments

Name of Adviser or Sub-Adviser: BlackRock Financial Management, Inc.

1. Issuer: UnitedHealth Group Incorporated (2019)

2.  Date of Purchase:  12/3/2014                                                                3.  Date offering commenced:_12/3/2014

4. Underwriter(s) from whom purchased: Merrill Lynch, Pierce, Fenner & Smith Inc.

5. “Affiliated Underwriter" managing or participating in syndicate:

__UBS Securities LLC & PNC Capital Markets LLC_____________

6. Aggregate principal amount or number of shares purchased: $249,730.00*

*This number represents the principal amount of $250,000 times the offering price

7. Aggregate principal amount or total number of shares of offering: $749,190,000**

**This number represents the principal amount of $750,000,000 times the offering price

8. Purchase price (net of fees and expenses): $99.89

9. Initial public offering price: $99.89

10. Commission, spread or profit: 0.400%

11. Have the following conditions been satisfied?	YES	NO
a.The securities are part of an issue registered under the Securities Act of 1933 that is being offered to the public, or is part of an issue of government securities (as defined in section 2(a)(16) of the 1940 Act).
b.The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
c.The securities purchased at a price not more then the price paid by each other purchaser in the offering.
d.The underwriting was a firm commitment underwriting.
	X_______ X_______ X_______ X_______	_______ _______ _______ _______
e.The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.
f.The issuer of the securities and any predecessor has been in continuous operation for not less than three years.
	X_______ X_______	_______ _______
g.The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.
	X_______	_______
h.No Affiliated Underwriter benefited directly or indirectly from the purchase.	X_______	_______

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, “Affiliated Underwriter” is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved:/s/ Patrick Hall                                           __________________________                                                      Date: 12/1/2014

Print Name: Patrick Hall, Portfolio Compliance